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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2001

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       000-25374              77-0250147
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification Number)
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           420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94085 (Address
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                   of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000

                                 Not applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On October 16, 2001, General Magic, Inc., the Registrant, concluded an agreement with certain investors to convert their Series D and Series F preferred stock holdings into the Registrant's common stock and to exchange
481,024 of the converted shares, together with all Series B, D and H warrants held by them for a 5% subordinated note, secured by the assets of the Company, in the original principal amount of $1,250,000.

        A copy of the Conversion and Exchange Agreement dated as of October 15, 2001 between the Registrant and the investors listed on the Schedule of Investors attached thereto is filed as Exhibit 99.1 and incorporated herein by reference. A copy of the form of 5% Secured Note Due April 15, 2003 dated as of October 15, 2001 entered into between the Registrant and the investors listed on the Schedule of Investors is attached to the Conversion and Exchange Agreement as Exhibit A and incorporated herein by reference. A copy of the Security
Agreement dated as of October 15, 2001 between the Registrant and the investors listed on the Schedule of Investors attached to the Conversion and Exchange
Agreement is filed as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

        (b)     PRO FORMA FINANCIAL INFORMATION. Not applicable.

        (c)     EXHIBITS.


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
            Exhibit No.   Description
                99.1    Conversion and Exchange Agreement dated as of October
                        15, 2001 between the Registrant and the investors listed
                        on the Schedule of Investors attached thereto.

                99.2    Security Agreement dated as of October 15, 2001 between
                        the Registrant and the investors listed on the Schedule
                        of Investors attached to the Conversion and Exchange
                        Agreement.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      General Magic, Inc.


October 18, 2001                      By:  /s/  Mary E. Doyle
                                         -------------------------------
                                                  Mary E. Doyle
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.    Description
     99.1    Conversion and Exchange Agreement dated as of October 15, 2001 between the Registrant and the investors listed on the Schedule of Investors attached thereto.

     99.2    Security Agreement dated as of October 15, 2001 between the
             Registrant and the investors listed on the Schedule of Investors attached to the Conversion and Exchange Agreement.
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